THE ADVISORS’ INNER CIRCLE FUND III

(the “Trust”)

SGA International Equity Fund

SGA International Equity Plus Fund

SGA International Small Cap Equity Fund

SGA Global Equity Fund

(the “Funds”)

Supplement dated April 20, 2018

to the Funds’ Prospectus,

dated November 28, 2017 (“Prospectus”)

This Supplement provides new and additional information beyond that contained in the Prospectus, and should be read in conjunction with the Prospectus.

Effective immediately, the Prospectus is amended and supplemented as follows:

1.	All references to Cynthia Tusan’s title of “Chief Executive Officer and Lead Portfolio Manager” are hereby deleted and replaced with “President and Senior Portfolio Manager.”

2.	All references to Gary Baierl’s title of “Chief Investment Officer and Portfolio Manager” are hereby deleted and replaced with “Chief Investment Officer.”

3.	All references to Mark Wimer’s title of “Analyst and Portfolio Manager” are hereby deleted and replaced with “Senior Portfolio Manager.”

4.	All references to Cherie Badri’s title of “Analyst and Portfolio Manager” are hereby deleted and replaced with “Director of Traditional Research and Senior Portfolio Manager.”

5.	All references to Brendan Skarra-Corson’s title of “Analyst and Portfolio Manager” are hereby deleted and replaced with “Senior Portfolio Manager.”

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.

SGA-SK-002-0100